Schedule 14A.
Information Required in Proxy Statement
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                           SCHEDULE 14A INFORMATION

  PROXY STATEMENT PURSUANT TO SECTION 14(A) OF THE SECURITIES EXCHANGE ACT OF
                                     1934

Filed by the Registrant [X]

Filed by a Party other than the Registrant [_]

Check the appropriate box:

[_] Preliminary Proxy Statement

[_] Confidential, for Use of the Commission Only (as permitted by Rule 14a-
    6(e)(2))

[_] Definitive Proxy Statement

[X] Definitive Additional Materials

[_] Soliciting Material Pursuant to (S) 240.14a-11(c) or (S) 240.14a-12


                            New Plan Realty Trust
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               (Name of Registrant as Specified in Its Charter)


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    (Name of Person(s) Filing Proxy Statement if other than the Registrant)

Payment of Filing Fee (Check the appropriate box):

[X] No fee required.

[_] $125 per Exchange Act Rules O-11(c)(1)(ii), 14a-6(i)(1), 14a-6(i)(2) or Item
    22(a)(2) of Schedule 14A.

[_] Fee computed on table below per Exchange Act Rules 14a-6(i)(4) and O-11.

  (1) Title of each class of securities to which transaction applies:

      --------------------------------------------------------------------------

  (2) Aggregate number of securities to which transaction applies:

      --------------------------------------------------------------------------

  (3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule O-11 (Set forth the amount on which the filing fee is calculated and state how it was determined):

      --------------------------------------------------------------------------

  (4) Proposed maximum aggregate value of transaction:

      --------------------------------------------------------------------------

  (5) Total fee paid:

[_] Fee paid previously by written preliminary materials.

[_] Check box if any part of the fee is offset as provided by Exchange Act Rule
    O-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

    (1) Amount Previously Paid:_________________________________________________

    (2) Form Schedule or Registration Statement No.:___________________________

    (3) Filing Party:___________________________________________________________

    (4) Date Filed:_____________________________________________________________


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(Proxies)                             Schedule 14A                           385

                             NEW PLAN REALTY TRUST
                          1120 AVENUE OF THE AMERICAS
                           NEW YORK, NEW YORK 10036

                                                             September 15, 1998

                              IMPORTANT REMINDER

DEAR FELLOW NEW PLAN SHAREHOLDER,

The Special Meeting of Shareholders is only a few days away and we have not yet received your proxy card. As you may know, at the Special Meeting to be held on Friday, September 25, 1998, you are being asked to vote "FOR" the merger of New Plan and Excel.

Please take a moment and vote the enclosed duplicate proxy today-- even if you plan to attend the Special Meeting. If it is more convenient, you may also vote by telephone or the internet. Simply follow the instructions included with this letter.

Shareholder response to date has been overwhelmingly positive--over 98% of the shares voted have been voted "FOR". However, we must have 2/3rds of all outstanding shares voting "FOR" to have the merger approved. In order for the Company to avoid the additional expense of further solicitation, we urge you to vote today.

No matter how many shares you own, your vote is important. A failure to vote is the same as a vote against the merger.

As noted earlier, the merger will provide our investors with important benefits:

 . INCREASED DIVIDENDS. An immediate jump in the dividend rate, going to an annualized rate of $1.60 from the current rate of $1.50--an increase that would have taken 2 1/2 years to achieve.

 . CONTINUITY. The two top executives of New Plan will head the merged company, and all nine present board members will have seats on its 15-member Board. New Plan shareholders will own almost two-thirds of the merged company.

 . GROWTH WITH SAFETY. Widespread diversification of our properties will make for a safer portfolio, and we'll have greater ability to acquire choice properties by merging with Excel--a company that (among all REITs that focus on community shopping centers, as we do) led the industry in 1997 with a 32.9% total return to shareholders.

If you need another copy of the proxy statement and investor guide book previously sent to you or have any questions, please contact MacKenzie Partners, Inc., which is assisting us with the solicitation of proxies, at
(800) 322-2885 Toll-free or (212) 929-5500 Collect.

Thank you.

Sincerely,

LOGO
William Newman
Chairman and Chief Executive Officer

                               PLEASE VOTE TODAY

     VOTE VIA TELEPHONE OR THE INTERNET -- IT'S QUICK, EASY AND IMMEDIATE

Your telephone or Internet vote authorizes the named proxies to vote your shares in the same manner as if you marked, signed, and returned your proxy card. Please note all votes cast via the telephone or the Internet must be cast prior to 5 p.m., September 24, 1998. If you wish to change your address or notify the company that you plan to attend the meeting, please mark the boxes below and return your proxy by mail.

TELEPHONE VOTING:

 .  There is NO CHARGE for this call.
 .  On a Touch Tone Telephone call TOLL FREE 1-888-807-7699 24 hours per day - 7 days a week.
 . You will be asked to enter the Control Number which is located above your name and address below.

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       OPTION #1: To vote AS THE BOARD OF DIRECTORS RECOMMENDS, press 1.
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      Your vote will be confirmed and cast as you directed. END OF CALL.

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OPTION #2:  If you choose to vote ON EACH PROPOSAL SEPARATELY, press 2.  You will hear these instructions:
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Proposal 1: To vote AS THE BOARD OF DIRECTORS RECOMMENDS, press 1; to vote
AGAINST, press 2; to ABSTAIN, press 3.

Proposal 2: To vote AS THE BOARD OF DIRECTORS RECOMMENDS, press 1; to vote AGAINST, press 2; to ABSTAIN, press 3.

      Your vote will be confirmed and cast as you directed. END OF CALL.

INTERNET VOTING:

 .  As with all Internet access, usage or server fees must be paid by the user.

Visit our Internet voting site at http://www.equiserve.com/proxy/ and follow the instructions on your screen. These instructions are similar to those above for telephone voting.

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If you vote via telephone or the Internet, it is not necessary to return your proxy by mail.  THANK YOU FOR VOTING.
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Use of these telephonic/electronic voting procedures constitute the Record
Holder's authorization of Boston EquiServe Limited Partnership to deliver a proxy on such holder's behalf to vote at the meeting in accordance with the holder's telephoned or electronically communicated instruction.

P R O X Y

                             NEW PLAN REALTY TRUST

 PROXY FOR THE SPECIAL MEETING OF SHAREHOLDERS TO BE HELD ON SEPTEMBER 25, 1998

           THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF TRUSTEES

The undersigned hereby appoints Steven F. Siegel and Joel F. Crystal, and each of them, as attorney-in-fact and proxy with full power of substitution to represent the undersigned and to vote all of the undersigned's Shares of Beneficial Interest in the Trust at the Special Meeting of Shareholders to be held at Baruch College Conference Center, Room 750, 151 East 25th Street, New York, New York at 11:00 in the morning on September 25, 1998 and at any adjournment or postponement thereof. Said attorney-in-fact and proxy is instructed to vote as designated on the reverse side.

The undersigned acknowledges receipt of the Notice of Special Meeting of Shareholders and the accompanying proxy statement.


                                                                    SEE REVERSE
                 CONTINUED AND TO BE SIGNED ON REVERSE SIDE            SIDE
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[x] Please mark your votes as in this example.                              0444
                                                                            ----
The attorney-in-fact and proxy shall vote the undersigned's shares as specified hereon or, where no choice is indicated, the undersigned's vote will be cast
FOR each of the matters hereon.


1. Approving the New Plan Trust Amendments as described in the accompanying proxy statement.

   FOR [_]   AGAINST [_]   ABSTAIN [_]


2. Approving the Merger as described in the accompanying proxy statement.

   FOR [_]   AGAINST [_]   ABSTAIN [_]


3. In their judgment upon such other matters as may properly come before the meeting, including any proposal to adjourn or postpone such meeting.

THE NEW PLAN BOARD UNANIMOUSLY RECOMMENDS THAT THE SHAREHOLDERS OF NEW PLAN VOTE "FOR" BOTH THE NEW PLAN TRUST AMENDMENTS AND THE MERGER AT THE SPECIAL MEETING.

NOTE: PLEASE COMPLETE, SIGN AND DATE THIS PROXY AND MAIL TO US PROMPTLY IN THE ACCOMPANYING POSTAGE-PAID ENVELOPE OR SEND THE PROXY CARD VIA FACSIMILE TO
(212) 869-9585, ATTENTION: STEVEN F. SIEGEL.

BOTH THE NEW PLAN TRUST AMENDMENTS AND THE MERGER MUST BE APPROVED BY THE NEW PLAN SHAREHOLDERS FOR THE MERGER TO OCCUR. THE FAILURE OF THE NEW PLAN SHARE-HOLDERS TO APPROVE BOTH THE NEW PLAN TRUST AMENDMENTS AND THE MERGER WILL RE-SULT IN THE MERGER NOT OCCURRING.


SIGNATURE(S) ____________________________________ DATE:  ______________________

Please sign exactly as name appears hereon and date. Where shares are held jointly, both holders should sign. When signing as attorney, executor, administrator, trustee or guardian, please give full title as such.